                                   Exhibit 24















                               Powers of Attorney

POWER OF ATTORNEY
-----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Employee Stock Purchase Plan, hereby constitutes and appoints Kevin
L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of July, 1998.


                                         /s/ KENNETH M. SCHMELL
                                         ---------------------------------
                                         Kenneth M. Schmell

POWER OF ATTORNEY
-----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Employee Stock Purchase Plan, hereby constitutes and appoints Kevin
L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of July, 1998.


                                               /s/ GERALD L. VOIROL
                                               -------------------------------
                                               Gerald L. Voirol

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Employee Stock Purchase Plan, hereby constitutes and appoints Kevin L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of July, 1998.


                                             /s/  STEPHEN J. KLESTINEC
                                             --------------------------------
                                             Stephen J. Klestinec

POWER OF ATTORNEY
-----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Employee Stock Purchase Plan, hereby constitutes and appoints Kevin
L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of July, 1998.


                                               /s/ JAMES F. CROWLEY
                                               -------------------------------
                                               James F. Crowley

POWER OF ATTORNEY
-----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Employee Stock Purchase Plan, hereby constitutes and appoints Kevin
L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of July, 1998.


                                               /s/ RALPH O. HELLMOLD
                                               -------------------------------
                                               Ralph O. Hellmold

POWER OF ATTORNEY
-----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Employee Stock Purchase Plan, hereby constitutes and appoints Kevin
L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of July, 1998.


                                              /s/ THOMAS M. HOUGH
                                              -------------------------------
                                              Thomas M. Hough

POWER OF ATTORNEY
-----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Employee Stock Purchase Plan, hereby constitutes and appoints Kevin
L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of July, 1998.


                                               /s/ MALCOLM M. PRINE
                                               -------------------------------
                                               Malcolm M. Prine

POWER OF ATTORNEY
-----------------


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Employee Stock Purchase Plan, hereby constitutes and appoints Kevin
L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of July, 1998.


                                               /s/ JAMES L. SIMONTON
                                               -------------------------------
                                               James L. Simonton